UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

January 28, 2014

Date of Report (Date of earliest event reported)

MTR GAMING GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20508	84-1103135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification. No.)

State Route 2 South, P.O. Box 356, Chester, West Virginia	26034
(Address of principal executive offices)	(Zip Code)

(610) 208-0966

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2014, MTR Gaming Group, Inc. (the “Company”) and Fred A. Buro, the Company’s Vice President and Chief Marketing Officer, mutually agreed that Mr. Buro would resign from the Company to pursue other opportunities.  Mr. Buro’s resignation will be effective January 28, 2014.

In connection with his departure, on January 28, 2014, the Company entered into a Separation Agreement and Release (the “Buro Separation Agreement”) with Mr. Buro, which contains substantially the same rights and obligations as are provided for under his employment agreement.  Pursuant to the Buro Separation Agreement, the Company will (a) pay his base salary in equal installments for 12 months, (b) pay a lump sum equal to his accrued and unused vacation, (c) continue his coverage under the Company’s group medical, dental and vision benefit plans and life insurance for 12 months, and (d) pay his 2013 bonus, if one is owed.  Mr. Buro’s right to any equity and cash awards (including options and/or restricted stock unit awards) including vesting, exercise and forfeiture, shall be determined pursuant to the applicable plan documents and award agreements.  Additionally, if the previously disclosed mergers between the Company and Eldorado HoldCo LLC are consummated by January 28, 2015, Mr. Buro will receive a lump sum payment from the Company of $250,000.  Under the Buro Separation Agreement, Mr. Buro granted the Company and its affiliates a general release and agreed to a non-disparagement covenant.  Mr. Buro remains subject to his confidentiality, non-solicitation and non-competition obligations contained in his employment agreement.

In connection with the Separation Agreement, the Company and Mr. Buro entered into a Consulting Agreement dated January 30, 2014 (the “Consulting Agreement”) whereby Mr. Buro will provide assistance and advisory services to the Company as may be directed by its Chief Operating Officer. Under the Consulting Agreement, Mr. Buro will receive a monthly consulting fee of $10,000.  The Consulting Agreement expires on June 30, 2014 and may be extended by the parties.

A copy of the Separation Agreement and the form of Consulting Agreement are attached as Exhibit 10.1 to this Current Report on Form 8-K and are hereby incorporated by reference herein. The foregoing descriptions of the Separation Agreement and the Consulting Agreement are qualified in their entirety by reference to Exhibit 10.1.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

10.1	Separation Agreement and Release, dated January 28, 2014, between MTR Gaming Group, Inc. and Fred A. Buro.

10.2	Form of Consulting Agreement, dated January 30, 2014, between MTR Gaming Group, Inc. and Fred A. Buro (incorporated by reference to Exhibit A to Exhibit 10.2 filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTR GAMING GROUP, INC.

Dated: January 31, 2014

	By:	/s/ John W. Bittner, Jr.
John W. Bittner, Jr.
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Separation Agreement and Release, dated January 28, 2014, between MTR Gaming Group, Inc. and Fred A. Buro

10.2	Form of Consulting Agreement, dated January 30, 2014, between MTR Gaming Group, Inc. and Fred A. Buro (incorporated by reference to Exhibit A to Exhibit 10.2 filed herewith).